AGREEMENT made and entered into this 31st day of December, 2001, by and between RSI, Inc. a New York Corporation with a principal place of business at 40 East 34th Street, Suite 803, New York, NY 10018 (the Company), and Paradigm Solutions, Inc., at a Delaware corporation with an office at 4 Ward Drive, Yorktown Heights, New York 10598 (PSI). The Company and PSI are sometimes collectively referred to as the "Parties".

                                    WITNESSETH:

     WHEREAS, the Company is the owner of a, trademark, service mark and logo SpongeTech (hereinafter collectively referred to as the Trademark) and;

     WHEREAS, the Company utilizes the Trademark in connection with a delivery system of various ingredients on a sponge for automotive wash applications (hereinafter the Product); and

     WHEREAS, the Company desires to market the Product in all worldwide marketing venues (hereinafter referred to as the Market), and;

     WHEREAS, the Company is willing to provide PSI with the rights necessary to market, distribute and sell the Product in the Market on the terms and subject to the conditions hereinafter set forth in this agreement (the Agreement);

     WHEREAS, PSI a marketing company with strong relationships in the direct response industry, is willing to market and sell the Products in the Market on the terms and subject to the conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements herein contained, the receipt and adequacy of which is hereby acknowledged and accepted, the Parties hereby agree as follows:

1. Grant of rights and License. The Company grants to PSI and PSI hereby accepts the following:

     A. The sole and exclusive worldwide license and rights to sell, either itself or through third parties or sub-licensees appointed by PSI and reasonably approved by the Company, the Products are currently names or in private brand form via all marketing channels.

     B. PSI shall have the exclusive license and right to use the Trademark in connections with the distribution, marketing and sale of the Products.

     C. The Company covenants and agrees to make a reasonable number of Product samples available to PSI for promotional purposes at no cost to PSI.

2.   Terms of License and Grant of Rights

     A. Initial Term. The initial term of this Agreement shall be 150 days commencing with the date of execution (the Trial Term). If prior to the expiration of the Trial Term, PSI shall have secured a commitment from the Television Shopping Network and/or with a DRTV company to promote and sell the Product on television, then in that event the Trial Term of this Agreement shall be automatically extended for five
          (5) years commencing on the date of the first airing of the Product (the initial Term).

     B. Renewal Term. Subject to the Companies receipt of a minimum of $500,000 in gross sales during each year of the initial Term this Agreement shall be automatically renewed for successive five-year terms. In the event the Company receives less than the required minimum of gross sales during the initial Term the rights granted herein will continue on a non-exclusive basis for the balance of the initial Term and any term extension will be at the discretion of the Company.

3. Territory. This Agreement grants the exclusive rights to PSI to sell or arrange for the sale of the Product worldwide, it is PSI's responsibility to obtain government approval. if necessary, to market and sell the Product outside the United States.

4. Price of Product. The Parties hereby agree and consent that the wholesale prices for the Products in various configurations and packaging shall be as
      set forth in Exhibit A annexed to this Agreement and hereby incorporated into the Agreement by this reference. These prices may be changed by the Company, upon sixty (60) days written notice to PSI.

5. Compensation. The Company hereby covenants and agrees to pay to PSI 10% of all gross revenue the Company receives as a result of the sale or license of the Product during the term of this Agreement. Also, the Company hereby covenants and agrees to pay PSI 10% of all gross revenue the Company receives as a result of the sale or license of products using the delivery system concept on a sponge for applications other than automotive (Other Products) if such transactions are made with a company listed on Exhibit B amended to this Agreement and hereby incorporated into the Agreement by this reference. Additional companies will be added to Exhibit B from time to time. As used herein, the term gross revenue shall mean all revenue received by the Company less shipping charges and returns only. All payments to PSI shall be accompanied by copies of purchase orders received by the Company, sales reports and documentation to support such sales and the nature and extent of any and all deductions.

6.   Representations   and  Warranties  of  the  Company.   The  Company  hereby
     represents and warrants to PSI as follows.

     A. The execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transaction made the subject hereof have been approved by the Board of Directors of the Company and no action or proceeding on the part of the Company is authorization, consent or approval of any public body or authority is necessary for the consummation by the Company of the transaction contemplated by the Agreement.

     B. The Company is the sole and exclusive owner by assignment license or otherwise of any and all trademarks, copyrights and other proprietary rights associated with the Product that are necessary to market, sell, distribute and license the Product (hereinafter collectively referred to as the Ownership Rights) which are the subject of this Agreement and which Ownership Rights are owned by the Company free and clear of any and all liens, claims, pending or threatened litigation and encumbrances of any kind, nature or description. The Company, which has researched the Ownership Rights, and the same do not conflict with or constitute a breech, violation or infringement of any patent, trademark, or other similar or related ownership right, has not assigned or transferred any interest, and PSI will receive the exclusive right to sell the Product in the Market. The Company has not, nor will it, during the Product in the Market; and

     C. The Product complies in all material respects with all laws and regulations relating to the advertisement, sale, use and effects of the Product.

7. Representations and Warranties of PSI. PSI hereby represents and warrants to the Company as follows.

     A. The execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transaction made the subject hereof have been approved by the Board of Directors of PSI and no action or proceeding on the part of PSI is necessary to authorize this Agreement and the transactions contemplated hereby. No filing or registration statement with or authorization, consent or approval of, any public body or authority is necessary for the consummation by PSI of the transaction completed by this Agreement.

8.   Covenants of the Company. The Company hereby covenants with PSI as follows:

     A. To make Michael Metter available for live television appearances, filmed commercials, infomercials, spots, or print advertising to promote the Product wherever deemed necessary by the Parties and to attend any meetings with third parties with respect to the promotion and sale of the Product. If Michael Metter is unavailable for any reason the Parties will discuss other personalities.

     B. At all times during the term of this Agreement to abide by the pricing schedule attached as Exhibit A hereto and hereby incorporated herein by reference, except as that may be changed by notice of the Company and to abide by the company listing attached as Exhibit B hereto and hereby incorporated herein by reference and to allow PSI or its representative once per year, upon written notice, to conduct a reasonable examination of the books and records of Company as may relate to this Agreement.

     C.   To be solely  responsible  for paying all amounts  due to  individuals
          offering   their  services  for   testimonials,   on  camera  or  live
          appearances;

     D. To indemnify PSI and hold it harmless from and against all claims, suits, actions proceedings, damages, losses or liability, cost or expenses (including reasonable attorneys fees) arising out of or based upon, related to or in connection with (1) any alleged breach of rights of a third party during the introduction of the Company to PSI, and (II) any breach by the Company of its right to grant the rights granted in this Agreement, and (III) any claim by a user of the Product for damages, illness or death caused the user from the use of the Product. This covenant and duty to indemnity and hold harmless shall survive the termination of this Agreement (and any extension of this Agreement) for two (2) years; and

     E. RSI may discharge its obligations under paragraph B (d) with respect to any personal injury or property damage arising out of the manufacture of the Product by the Product Liability insurance, by obtaining and maintaining for two (2) years thereafter at its expense, a standard product liability insurance policy from a financial sound and recognized insurance company in an amount of at least $2,000.000 for bodily injury and $500,000 for property damage each occurrence. PSI is to be named as an additional insured on Company policy and a certificate of insurance naming PSI an additional insured will be sent to PSI. No policy shall be cancelled for default in payment of premiums until the insured shall have given notice of default to PSI and PSI shall have thirty (30) days after receipt of such notice to cure said default and

     F. In the event of the Company's termination of this Agreement, PSI shall continue to be entitled to receive and the Company will continue to pay to PSI the 10% compensation set forth in Section 5 with respect to any and all Product and Other Product series that continue through accounts introduced to the Company by PSI for as long as the third party companies continue to do business with the Company. In the event that termination is due to acts of negligence, misconduct or malfeasance by Psi, Company shall have no obligation to pay PSI any compensation subsequent to the termination of this Agreement.

9. Confidentiality Throughout the term of this Agreement the Parties agree not to disclose to others or to use any confidential or proprietary information or property of the other acquired hereunder or in connection hereunder, except as authorized herein or in advance in writing to the disclosing party and both shall keep and shall require their respective directions, officers, employees and agents to keep confidential such information. The foregoing restrictions shall not apply to confidential information which is or was learned, acquired or developed independently or disclosed by either receiving Party, with the knowledge of the other or which is know publicly. The provisions of this paragraph and each Party's obligation hereunder shall survive any termination of reaction of this Agreement.

10. Termination The Parties hereby agree and consent that this Agreement may be terminated by either Party on 90 days prior written notice provided that the other Party shall not have cured the noticed default within the 90 day period, as follows:

     A    By the Company if PSI:

          1. Fail to meet its Trial Term obligations as set forth in Section 2A above;

          2.   Fails  to meet  its  initial  Term  obligations  as set  forth in
               Section 2B above;

          3. Materially breeches any of its obligations under the terms of this Agreement.

     B    PSI if the Company:

          1. Materially breaches any of its obligations under the terms of the Agreement

11. Independent Contractor. Neither Party nor any of its officers, employees, agents or representatives is an employee or agent of the other Party for any purpose whatsoever. Rather, each party is and shall at all times remain an independent contractor. Each Party shall have sole control of the manner and means of performing its obligations under this Agreement. Except as otherwise specifically provided herein, each Party shall be responsible for all expenses and disbursements, which it incurs in connection with this Agreement. Neither Party has, nor shall it hold itself out as having, any right, power or authority to create any contract or obligation either express or implied, on behalf of, in consent thereto in writing. Each Party shall have the right to appoint and shall be solely responsible for its own sales people, employees, agents and representatives, who shall be at such Party's own risk, expense and supervision and shall not have any claim against the other Party for compensation or reimbursement.

12. Intellectual Property Enforcement. Each party shall use it reasonable efforts to reduce or, if possible eliminate any infringement or passing off of any intellectual property rights herein, or for the purpose, is shall advise the other Party of any infringements or violations of or challenges to the right to use such intellectual property rights that shall come to its attention. Each Party shall have the sole right and obligation, to bring suite to stop any infringement, violation of or challenge to identified intellectual property rights associated with the Product. Each Party shall bring such an action through counsel of its own selection at its own cost and expense. Neither Party shall have the authority to enter into a settlement on behalf of the other Party.

13. Indemnity. Each Party hereby agrees to hold each other, each other's parent, subsidiary and/or affiliate companies and their respective officers, directors, employees and agents and each other's permitted successors and assigns harmless from and against any and all claims, demands, suits, losses, coats, expenses (including, without limitation, reasonable council fees), damages or recoveries (including, without limitation, any amounts paid in settlement, provided the indemnitor's prior consent thereto has been obtained, such consent not to be unreasonably withheld) suffered, made, incurred or assured by reason of the breach of any representation, warranty, agreement, and/or certification made or entered into herein or hereunder by the indemnitor. In the event any claim to which these indemnities may apply shall arise against the Party claiming the indemnity, such claim with the Party claiming the indemnity having the right, but not the obligation, to jo8in in and be represented by its own council at its own cost and expense. In the event the indemnitor does not defend any such claim the indemnities shall have the right to do so and the reasonable costs of such defense shall be reimbursed to the indemnities by the indemnitor.

14. Expenses. Regardless of whether or not the transaction contemplated herein is consummated, each Party shall be responsible for its own share of all costs and expenses incurred in connection with this Agreement and transactions contemplated hereby.

15. Amendment. This Agreement may be amended by the Parties hereto only by action taken by their mutual consent at any time. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties hereto.

16.  Finder's  Fee.  The  Company   hereby   represents  and  warrants  that  no
     individual, firm or entity including a stockholder of the Company is entitled to any brokerage commission or finders fee in connection with the transaction contemplated herein.

17. Binding Effect and Assignments. All of the terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of and be enforceable by and against the heirs, executors, administrators and representatives of the Seller and the successors and assigns of the Purchaser. This Agreement may not be assigned by any Party without the written consent of the other Party.

17. Notwithstanding the foregoing, PSI hereby agrees and consents that the Company shall have the exclusive right to assign this Agreement to an entity controlled by the stockholders of the Company. In the event of any such assignment, the Company shall give prompt written notice to PSI.

18. Entire Agreement. Each of the Parties hereby covenants that this Agreement is intended to and does contain and embody herein all of the understandings and agreements, both written and oral, of the parties hereby with respect to the subject matter of this Agreement, and that there exists no oral agreement or understanding, express or implied, whereby the absolute, final and unconditional character and nature of this Agreement shall be in any way invalidated, empowered or affected. There are no representations, warranties or covenants other than those set forth herein.

19. Laws of the State of New York This Agreement shall be deemed to have been made and delivered in and governed by and interpreted under and construed in all respects in accordance with the laws of the State of New York, irrespective of the place of domicile or resident of either party.

20. Arbitration. The Parties agree that in the event of a controversy arising out of the interpretation, construction, performance or breach of the Agreement, any and all claims arising out of or relating to this Agreement shall be settled by arbitration according to the Commercial Arbitration Rules of the American Arbitration Association located in New York City before a single arbitrator, except as provide below. The decision of the arbitrator(s) will be enforceable in any court of competent jurisdiction. The Parties hereby agree and consent that service of process in any such arbitration proceeding outside the City of New York shall be tantamount to service in person within New York, New York and shall confer personal jurisdiction on the American Arbitration Association. In any dispute where a Party seeks Fifty Thousand Dollars ($50,000.00) or more in damages, three
     (3) arbitrators will be employed. In resolving all disputes between the Parties, the arbitrators will apply the law of the State of New York, except as may be modified by the Agreement. The arbitrators are, by this Agreement, directed to conduct the arbitration hearing no later than three
     (3) months from the service of the statement of claim and demand for arbitration unless good cause is shown establishing that the hearing cannot fairly and practically be so convened. The arbitrators will resolve any discovery disputes by such prehearing conferences as may be needed. Both Parties agree that the arbitrators and any counsel of record to the proceeding will have the power of subpoena process as provided by law. Notwithstanding the foregoing, if a dispute arises out of or related to this Agreement, or the breach thereof, before resorting to arbitration the Parties agree first to try in good faith to settle the dispute by mediation under the Commercial Mediation Rules of the American Arbitration Association.

21 Originals. This Agreement may be executed in counterparts, each of which is executed shall be deemed an original and constitute one of the same Agreement.

22. Address of Parties. Each Party shall at all times keep the other informed of its principal place of business if different from that stated herein, and shall promptly notify the other of any change, giving the address of the new residence or principal place of business.

23. Notices. All notices that are required to be or may be sent pursuant to the provisions of this Agreement shall be sent by certified mail, return receipt requested, or by overnight package delivery service to each of the parties at the address appearing herein, and shall count from the date of mailing or the validated air bill.

24. Modification and Waiver. A modification or waiver of any of the provisions of this Agreement shall be effective only if made in writing and executed with the same formality of this Agreement. The failure of any Party to insist upon strict performance of any of the provisions of this Agreement shall not be construed as a waiver of any subsequent default of the same or similar nature or of any other nature or kind.

25. Attorneys' Fees. In the event any arbitration proceeding is commenced by a Party secured or indemnified under this Agreement, the prevailing Party shall be entitled to recover a reasonable attorney's fee and costs, in such amounts as the court may adjudge reasonable, including, but not limited to, those fees and costs incident to (a) any action or participation in (or in connection with) a case or a proceeding involving a Party under any applicable chapter of the Bankruptcy Code (11 U.S.C.& 101 et seq), or any successor statute thereto, and (b) the pursuit or any post-judgment remedies or appeals.

26. Captions, Gender. The captions herein are included for convenience of reference and shall be ignored in the construction or interpretation of this Agreement, Gender, name singular (ity) and plural (ity) shall be read and construed in the content required by grammar, syntax, common sense and the intent of the parties as expressed herein.

     IN WITNESS WHEREOF, the Parties have executed this Agreement on the day and year first above written.



                   RSI, Inc.

                   By: /S/ Michael Metter
                        -----------------------------
                         Michael Metter, President


                   Paradigm Solutions, Inc.

                   By: /S/ Patricia DeMatteo
                        ------------------------------
                          Patricia DeMatteo, President